UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 24, 2006
Date of Report (Date of earliest event reported)

BALLANTYNE OF OMAHA, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of
Incorporation or Organization)

1-13906	47-0587703
(Commission File No.)	(IRS Employer Identification Number)

4350 McKinley Street
Omaha, Nebraska	68112
(Address of Principal Executive Offices)	(Zip Code)

(402) 453-4444
(Registrant’s Telephone Number Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Item 1.01                Entry into a Material Definitive Agreement

On October 24, 2006, Strong Westrex, Inc. a wholly-owned subsidiary of Ballantyne of Omaha, Inc. entered into a definitive agreement with NEC Viewtechnology Ltd (NEC).  The Company has been granted a non-exclusive license to distribute NEC’s line of Digital Cinema Projectors in Hong Kong, which use Texas Instruments DLP (Digital Light Processing) Cinema™ technology.  The agreement expands upon Ballantyne’s existing position as master reseller of NEC projectors in the Americas. The license is renewable, with an initial two-year term, and it specifies minimum sales goals. Strong Westrex, Inc. will also provide service and support for all digital cinema products sold in the Hong Kong territory.

Item 9.01               Financial Statements and Exhibits

(d)  Exhibits. The following document is filed as part of this report:  see Exhibit Index on page 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE OF OMAHA, INC.

Date: October 25, 2006	By:	/s/ Brad French
Brad French, Secretary/Treasurer and
Chief Financial Officer

EXHIBIT INDEX

99.1                         Press Release, Dated October 24, 2006, announcing agreement between Strong Westrex Inc., and NEC Viewtechnology Ltd.